FIRST AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT

     This FIRST AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT (this "First Amendment") is entered into as of June 28, 1999 by and among Cotelligent, Inc., a Delaware corporation ("CI"), and each of the Consolidated Subsidiaries of CI (each a "Co-Borrower"; sometimes herein CI and the Co-Borrowers are collectively referred to as the "Borrowers"), and the banks and other financial institutions party to the Credit Agreement (collectively the "Lenders" and each individually a "Lender"), BankBoston, N.A. in its capacity as L/C Issuer (in such capacity, together with any successors thereto in such capacity, the "L/C Issuer"), BankBoston, N.A. in its capacity as Swingline Lender (in such capacity, together with any successors thereto in such capacity, the "Swingline Lender"), and BankBoston N.A., as administrative agent for and representative of the Lenders (in such capacity, BankBoston N.A. or any successor in such capacity is referred to herein as the "Agent"). The Lenders, the L/C Issuer and the Agent are collectively referred to herein as the "Lender Parties" and each individually as a "Lender Party."


                                    RECITALS
                                 --------------

     A. Borrowers and Lender Parties are parties to that certain Amended and Restated Senior Secured Credit Agreement dated as of March 12, 1999, (the "Credit Agreement"), pursuant to which the Lenders agreed to make available to CI certain credit facilities, and certain related loan documents (the "Loan Documents").

     B. Borrowers and the Lender Parties have agreed to make certain amendments to the Credit Agreement, subject to the conditions and in reliance on the representations and warranties set forth below.

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Lender Party and Borrowers hereby agree as follows:

                                    AGREEMENT
                                ----------------

     1. Defined Terms; Section References. Initially capitalized terms used but not defined in this First Amendment shall have the meanings assigned to such terms in the Credit Agreement. All "Section" references herein are to sections of the Credit Agreement unless otherwise specified.

     2. Amendment to Section 1.1 of the Credit Agreement. Section 1.1 of the Credit Agreement shall be amended by inserting the following new definition of "Net Loss":

     ""Net Loss" means, for the relevant period, consolidated net loss after taxes, determined in accordance with GAAP, of the Borrowers for such period taken as a single accounting period, provided that there shall be excluded therefrom (i) the income (or loss) of any Person (other than a Borrower) in which any Borrower has an equity interest, except to the extent of dividends or other distributions actually paid to such Borrower by such Person during such period, (ii) the undistributed income of any Consolidated Subsidiary to the extent that the declaration or payment of dividends or other distributions by such Consolidated Subsidiary is not at the time permitted by the terms of its charter or Contractual Obligations or Applicable Law binding on such
Consolidated Subsidiary, and (iii) the income (or loss) of any Consolidated Subsidiary that is included in the calculation of Net Income but is attributable to an owner of Capital Stock of such Consolidated Subsidiary other than CI."

     3. Amendment to Section 6.3 of the Credit Agreement. Section 6.3 of the Credit Agreement is hereby amended and restated to provide in its entirety as follows:

     "Section 6.3. Restricted Payments. No Borrower shall, nor shall any Borrower permit any Consolidated Subsidiary to, directly or indirectly, declare, pay or make, or agree to declare, pay or make, any Restricted Payment. Notwithstanding anything to the contrary in the preceding sentence, during any twelve month period commencing on or after the Closing Date, CI may with the prior written consent of the Required Lenders, directly or indirectly, redeem, purchase or acquire outstanding shares of Capital Stock of CI up to an aggregate value of $10,000,000 so long as the Leverage Ratio is less than 2.25 to 1.00 after giving effect to any such redemption, purchase or acquisition. If the Leverage Ratio shall at any time be equal to or greater than 2.25 to 1.00, CI shall not, directly or indirectly, redeem, purchase or acquire outstanding shares of Capital Stock of CI until the Borrowers' Leverage Ratio shall be less than 2.25 to 1.00 . For purposes of this Section 6.3, the amount of any redemption, purchase or acquisition shall be the amount actually paid to any stockholder plus any commissions or expenses relating to such redemption, purchase or acquisition."

     4. Amendment to Section 6.5.2 of the Credit Agreement. Section 6.5.2 of the Credit Agreement is hereby amended and restated to provide in its entirety as follows:

     "6.5.2. Minimum Net Worth. (a) As of the last day of each Fiscal Quarter ending before June 30, 1999, Net Worth shall not be less than the sum of (i) $97,006,500, plus (ii) with respect to each Permitted Acquisition which is accounted for as a "pooling of interests" an amount equal to 100% of the positive increase in Net Worth as a result of such Permitted Acquisition, plus
(iii) an amount equal to 75% of the cumulative positive Net Income beginning January 1, 1999, plus (iv) an amount equal to 100% of the net proceeds of all issuances of Capital Stock by CI on or after January 1, 1999, and (b) beginning with the Fiscal Quarter ending on June 30, 1999 and for each Fiscal Quarter thereafter, as of the last day of each such Fiscal Quarter, Net Worth shall not be less than the sum of (i) 95% of Net Worth as of June 30, 1999 plus (ii) with respect to each Permitted Acquisition which is accounted for as a "pooling of interests" and closes after June 30, 1999, an amount equal to 100% of the positive increase in Net Worth as a result of such Permitted Acquisition, plus
(iii) an amount equal to 75% of the cumulative positive Net Income beginning July 1, 1999, plus (iv) an amount equal to 100% of the net proceeds of all issuances of Capital Stock by CI on or after July 1, 1999."

     5. Amendment to Section 6.5 of the Credit Agreement. Section 6.5 of the Credit Agreement shall be amended by inserting the following new Section 6.5.4:

     "6.5.4. Maximum Net Loss. Borrowers' Net Loss for the Fiscal Quarter ending
during  June  1999,   shall  not  be  greater  than  Eighteen   Million  Dollars
($18,000,000)."

     6. Amendment to Schedule R-1 of the Credit Agreement. Schedule R-1 of the Credit Agreement is hereby amended and restated to provide in its entirety as set forth on Schedule R-1 to this First Amendment.

     7. Amendment to Schedule 4.3 of the Credit Agreement. Schedule 4.3 of the Credit Agreement is hereby amended and restated to provide in its entirety as set forth on Schedule 4.3 to this First Amendment.

     8. Amendment Fee. On the date hereof, CI shall pay to Agent, for the ratable benefit of the Lenders, an amendment fee (the "Amendment Fee") of One Hundred Twenty Five Thousand Dollars ($125,000).

     9. Conditions Precedent to the Effectiveness of this First Amendment. Lender Parties' obligations under this First Amendment are conditioned upon, and this First Amendment shall be effective as of June 28, 1999 upon satisfaction in full of each of the following:

     (a) Agent shall have received this First Amendment, duly executed by each appropriate Person and in form and substance satisfactory to Agent and its counsel;

     (b) Borrowers shall have paid to Agent (i) the Amendment Fee; and (ii) all amounts then due and payable pursuant to Section 9.1 of the Credit Agreement which shall have been presented for payment;

     (c) All of the representations and warranties of Borrowers contained herein, in the Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the effective date of this First Amendment, as though made on and as of that date (except to the extent that such representations and warranties expressly relate to an earlier date or reflect changes brought about by this First Amendment);

     (d) Borrowers' Board of Directors shall have authorized Borrowers to execute and deliver this First Amendment;

     (e) No Default or Event of Default shall have occurred and be continuing or would result from the consummation of the transactions contemplated in this First Amendment; and

     (f) All other documents, certificates, consents and opinions required by Agent in connection with the transactions contemplated by this First Amendment shall have been executed and delivered in form and substance satisfactory to Agent in its sole and absolute discretion.

     10. Representations and Warranties. In order to induce Lender Parties to enter into this First Amendment, Borrowers make the following representations and warranties:

     (a) The representations and warranties contained in the Credit Agreement (and in the Schedules thereto) and each of the other Loan Documents (and in the Schedules thereto) are true, correct and complete in all material respects at and as of the effective date of this First Amendment (except to the extent that such representations and warranties expressly relate to an earlier date or reflect changes brought about by this First Amendment); and

     (b) This First Amendment and all other agreements and documents executed by Borrowers in connection herewith have been duly executed and delivered by Borrowers and constitute the legal, valid and binding obligations of Borrowers, enforceable against Borrowers in accordance with their terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to the enforcement of the rights of creditors generally, or the exercise of judicial discretion with respect to equitable remedies.

     11. References. All references in the Credit Agreement to "this Agreement", "hereof", "herein", "hereto", or words of similar import, and all references in all other Loan Documents to "the Credit Agreement" or "the Amended and Restated Credit Agreement" shall be, and shall be deemed to be for all purposes, references to the Credit Agreement as amended.

     12. Credit Agreement and Other Loan Documents Otherwise Not Affected. Except as expressly amended pursuant to this First Amendment, the Credit
Agreement and each of the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. Each Lender Party continues to reserve any and all rights and remedies under the Credit Agreement and each of the other Loan Documents, and no failure, delay or discontinuance on the part of any Lender Party in exercising any right, power or remedy thereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. This First Amendment and the Credit Agreement shall be read together, as one document.

     13. Binding Effect. This First Amendment shall be binding upon, inure to the benefit of and be enforceable by Borrowers and each Lender Party and their respective successors and assigns, as permitted pursuant to the Credit Agreement.

     14. Time of the Essence. Time and exactitude of each of the terms, obligations, covenants and conditions of this First Amendment are hereby declared to be of the essence.

     15. Governing Law. THIS FIRST AMENDMENT IS A CONTRACT UNDER THE LAWS OF THE STATE OF CALIFORNIA AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY SUCH LAWS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).

     16. Counterparts. This First Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving any matter with respect to this First Amendment it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

    IN WITNESS WHEREOF, the parties hereto have duly executed this First Amendment, as of the date first above written.

                                         Agent:

                                         BankBoston, N.A.,
                                         a national banking association,
                                         as Agent, Swingline Lender, L/C Issuer
                                         and a Lender


                                         By: /S/ Debbie E. DelVecchio
                                              ------------------------
                                         Name:  Debbie E. DelVecchio
                                         Title:  Vice President


                                         Lenders:

                                         U.S. Bank,
                                         a national banking association


                                         By: /S/ Matthew Hill
                                              ----------------
                                         Name: Matthew Hill
                                         Title: Assistant Vice President


                                         Fleet National Bank,
                                         a national banking association


                                         By: /S/ Michael J. Bassick
                                              ----------------------
                                         Name: Michael J. Bassick
                                         Title: Assistant Vice President


                                         Bank of America National Trust and
                                         Savings Association, a national banking
                                         association


                                         By:
                                         Name:
                                         Title:



                                         Banque Nationale de Paris
                                         San Francisco Branch


                                         By: /S/ Gavin S. Holles
                                             -------------------
                                         Name: Gavin S. Holles
                                         Title: Vice President


                                         By: /S/ Michael D. McCorriston
                                             --------------------------
                                         Name: Michael D. McCorriston
                                         Title: Vice President


                                         Borrowers:

                                         Cotelligent, Inc.,
                                         a Delaware corporation


                                         By: /S/ Herbert D. Montgomery
                                             -------------------------
                                         Name:  Herbert D. Montgomery
                                         Title:  Senior Vice President


                                         Cotelligent USA, Inc.,
                                         a California corporation

                                         By: /S/ Lorraine E. Vega
                                             --------------------
                                         Name:  Lorraine E. Vega
                                         Title:  Secretary


                                         Fastech, Inc.,
                                         a Pennsylvania corporation

                                         By: /S/ Lorraine E. Vega
                                             --------------------
                                         Name:  Lorraine E. Vega
                                         Title:  Secretary


                                         The Hurst Companies, Inc.,
                                         a Florida corporation

                                         By: /S/ Lorraine E. Vega
                                             --------------------
                                         Name:  Lorraine E. Vega
                                         Title:  Secretary

                                 First Amendment
                                  Schedule R-1


                                                                    Schedule R-1

Cotelligent USA, Inc.:

101 California Street, Suite 2050
San Francisco, CA  94111
Phone: (415) 439-6400
Fax:(415) 439-6888

Fastech, Inc.:

401 Parkway
Broomall, PA 19008
Phone: (610) 359-9200
Fax: (610) 544-3695

The Hurst Companies, Inc.:

950 South Winter Park Drive
Suite 301
Casselberry, FL 32707-5453
Phone: (800) 394-8778
Fax: (407) 332-0600

                                             First Amendment
                                               Schedule 4.3


                                                                    SCHEDULE 4.3

                       SUBSIDIARIES AND OTHER INVESTMENTS

SUBSIDIARIES


NAME OF COMPANY              STATE OF INCORPORATION           OWNERSHIP INTEREST

1. Cotelligent, Inc.             Delaware                           Parent

2. The Hurst Companies, Inc.     Florida           100% by Cotelligent USA, Inc.

3. Fastech, Inc.                 Pennsylvania      100% by Cotelligent USA, Inc.

4. Cotelligent USA, Inc.         California            100% by Cotelligent, Inc.


OTHER INVESTMENTS


None.